                                                                   EXHIBIT 4.b


                                                               [CONFORMED COPY]

================================================================================



                               MASCO CORPORATION

                                      AND

                                CITIBANK, N.A.,
                                    Trustee

                             ----------------------

                                   INDENTURE
                          Dated as of December 1, 1982

                             ----------------------




================================================================================

                                   TIE-SHEET*

      of provisions of Trust Indenture Act of 1939 with Indenture dated as of December 1, 1982 between Masco Corporation and Citibank, N.A., Trustee:

                Section of Act                            Section of Indenture
                --------------                            --------------------
      310(a)(1) and (2)                                   8.09
      310(a)(3) and (4)                                   Not applicable
      310(b)                                              8.08 and 8.10(a)(b)
                                                             and (d)
      310(c)                                              Not applicable
      311(a) and (b)                                      8.13
      311(c)                                              Not applicable
      312(a)                                              6.01 and 6.02(a)
      312(b) and (c)                                      6.02(b) and (c)
      313(a)                                              6.04(a)
      313(b)(1)                                           Not applicable
      313(b)(2)                                           6.04(b)
      313(c)                                              6.04(c)
      313(d)                                              6.04(d)
      314(a)                                              6.03
      314(b)                                              Not applicable
      314(c)(1) and (2)                                   15.05
      314(c)(3)                                           Not applicable
      314(d)                                              Not applicable
      314(e)                                              15.05
      314(f)                                              Not applicable
      315(a)(c) and (d)                                   8.01
      315(b)                                              7.08
      315(e)                                              7.09
      316(a)(1)                                           7.01 and 7.07
      316(a)(2)                                           Omitted
      316(a) last sentence                                9.04
      316(b)                                              7.04
      317(a)                                              7.02
      317(b)                                              5.04(a)
      318(a)                                              15.07

--------------
          *This tie-sheet is not part of the Indenture as executed.

                               TABLE OF CONTENTS*

                              --------------------

                                                                          PAGE
                                                                          ----
PARTIES                                                                     1
RECITALS                                                                    1
   Authorization of Indenture                                               1
   Compliance with Legal Requirements                                       1
   Purpose of and Consideration for Indenture                               1

                                  ARTICLE ONE.
                                  DEFINITIONS.

SECTION 1.01.    Definitions                                                1
                    Authenticating Agent                                    2
                    Board of Directors                                      2
                    Common Stock                                            2
                    Company                                                 2
                    Consolidated Net Earnings                               2
                    Convertible Security or Convertible Securities          2
                    Event of Default                                        3
                    Indenture                                               3
                    Officers' Certificate                                   3
                    Opinion of Counsel                                      3
                    Original Issue Date                                     4
                    Person                                                  4
                    Principal Office of the Trustee                         4
                    Responsible Officer                                     4
                    Security or Securities; Outstanding                     4
                    Securityholder                                          5
                    Senior Indebtedness                                     6
                    Subsidiary                                              6
                    Trustee                                                 7
                    Trust Indenture Act of 1939                             7

------------

    *This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                  ARTICLE TWO.
                                   SECURITIES

                                                                           PAGE
                                                                           ----
SECTION 2.01.  Forms Generally                                               7
SECTION 2.02.  Form of Trustee's Certificate of Authentication               7
SECTION 2.03.  Amount Unlimited; Issuable in Series                          8
SECTION 2.04.  Authentication and Delivery                                  10
SECTION 2.05.  Date and Denomination of Securities                          11
SECTION 2.06.  Execution of Securities                                      12
SECTION 2.07.  Exchange and Registration of Transfer of Securities          12
SECTION 2.08.  Mutilated, Destroyed, Lost or Stolen Securities              13
SECTION 2.09.  Temporary Securities                                         15
SECTION 2.10.  Cancellation of Securities Paid, etc                         15

                                 ARTICLE THREE.
                           CONVERSION OF SECURITIES.

SECTION 3.01.  Conversion Privilege                                         16
SECTION 3.02.  Manner of Exercise of Conversion Privilege                   16
SECTION 3.03.  Fractional Shares                                            18
SECTION 3.04.  Conversion Price                                             18
SECTION 3.05.  Adjustment of Conversion Price                               18
SECTION 3.06.  Merger, Consolidation, etc.                                  22
SECTION 3.07.  Notices                                                      23
SECTION 3.08.  Taxes on Conversions                                         24
SECTION 3.09.  Company to Provide Stock                                     24
SECTION 3.10.  Disclaimer of Responsibility for Certain Matters             25
SECTION 3.11.  Return of Funds Deposited for Redemption of Con-
                   verted Securities                                        26
SECTION 3.12.  Disposition of Converted Securities                          26

                                 ARTICLE FOUR.
                          SUBORDINATION OF SECURITIES.

SECTION 4.01.  Agreement to Subordinate                                     26
SECTION 4.02.  No Payment on Securities if Senior Indebtedness in
                  Default                                                   26

                                                                            PAGE
                                                                            ----
SECTION 4.03.  Priority of Senior Indebtedness                               27
SECTION 4.04.  Company to Give Notice of Certain Events; Reliance by
                 Trustee                                                     28
SECTION 4.05.  Subrogation of Securities                                     30
SECTION 4.06.  Company Obligation to Pay Unconditional                       30
SECTION 4.07.  Authorization of Holders of Securities to Trustee to Effect
                 Subordination                                               31
SECTION 4.08.  Notice to Trustee of Facts Prohibiting Payments               31
SECTION 4.09.  Trustee May Hold Senior Indebtedness                          31
SECTION 4.10.  All Indenture Provisions Subject to this Article              31


                               ARTICLE FIVE.
                   PARTICULAR COVENANTS OF THE COMPANY.

SECTION 5.01.  Payment of Principal, Premium and Interest                    32
SECTION 5.02.  Offices for Notices and Payments, etc.                        32
SECTION 5.03.  Appointments to Fill Vacancies in Trustee's Office            33
SECTION 5.04.  Provision as to Paying Agent and Conversion Agent             33
SECTION 5.05.  Certificate to Trustee                                        34


                                ARTICLE SIX
   SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.

SECTION 6.01.  Securityholders' Lists                                        34
SECTION 6.02.  Preservation and Disclosure of Lists                          35
SECTION 6.03.  Reports by Company                                            36
SECTION 6.04.  Reports by the Trustee                                        37


                              ARTICLE SEVEN.
    REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.

SECTION 7.01.  Events of Default                                             39
SECTION 7.02.  Payment of Securities on Default; Suit Therefor               42
SECTION 7.03.  Application of Moneys Collected by Trustee                    44
SECTION 7.04.  Proceedings by Securityholders                                45
SECTION 7.05.  Proceedings by Trustee                                        46

                                                                           PAGE
                                                                           ----
SECTION 7.06.   Remedies Cumulative and Continuing                          46
SECTION 7.07.   Direction of Proceedings and Waiver of Defaults by
                  Majority of Securityholders                               47
SECTION 7.08.   Notice of Defaults                                          48
SECTION 7.09.   Undertaking to Pay Costs                                    48

                                 ARTICLE EIGHT.
                            CONCERNING THE TRUSTEE.

SECTION 8.01.   Duties and Responsibilities of Trustee                      49
SECTION 8.02.   Reliance on Documents, Opinions, etc.                       50
SECTION 8.03.   No Responsibility for Recitals, etc.                        51
SECTION 8.04.   Trustee, Authenticating Agent, Paying Agents, Transfer
                  Agents, Conversion Agents or Registrar May Own
                  Securities                                                52
SECTION 8.05.   Moneys to Be Held in Trust                                  52
SECTION 8.06.   Compensation and Expenses of Trustee                        52
SECTION 8.07.   Officers' Certificate as Evidence                           53
SECTION 8.08.   Conflicting Interest of Trustee                             53
SECTION 8.09.   Eligibility of Trustee                                      60
SECTION 8.10.   Resignation or Removal of Trustee                           60
SECTION 8.11.   Acceptance by Successor Trustee                             62
SECTION 8.12.   Succession by Merger, etc.                                  63
SECTION 8.13.   Limitation on Rights of Trustee as a Creditor               64
SECTION 8.14.   Authenticating Agents                                       68

                                 ARTICLE NINE.
                        CONCERNING THE SECURITYHOLDERS.

SECTION 9.01.   Action by Securityholders                                   71
SECTION 9.02.   Proof of Execution by Securityholders                       71
SECTION 9.03.   Who Are Deemed Absolute Owners                              71
SECTION 9.04.   Securities Owned by Company Deemed Not Outstanding          72
SECTION 9.05.   Revocation of Consents; Future Holders Bound                72

                                  ARTICLE TEN.
                           SECURITYHOLDERS' MEETINGS.

                                                                           PAGE
                                                                           ----
SECTION 10.01.  Purposes of Meetings                                        73
SECTION 10.02.  Call of Meetings by Trustee                                 73
SECTION 10.03.  Call of Meetings by Company or Securityholders              74
SECTION 10.04.  Qualifications for Voting                                   74
SECTION 10.05.  Regulations                                                 74
SECTION 10.06.  Voting                                                      75

                                ARTICLE ELEVEN.
                            SUPPLEMENTAL INDENTURES.

SECTION 11.01.  Supplemental Indentures without Consent of Security-
                  holders                                                   76
SECTION 11.02.  Supplemental Indentures with Consent of Securityholders     78
SECTION 11.03.  Compliance with Trust Indenture Act; Effect of Sup-
                  plemental Indentures                                      79
SECTION 11.04.  Notation on Securities                                      79
SECTION 11.05.  Evidence of Compliance of Supplemental Indenture to
                  Be Furnished Trustee                                      80
SECTION 11.06.  Effect on Senior Indebtedness                               80

                             ARTICLE TWELVE.
              CONSOLIDATION, MERGER AND SALE BY THE COMPANY.

SECTION 12.01.  Consolidation, Merger or Sale of Assets Permitted           80
SECTION 12.02.  Successor Corporation to Be Substituted for Company         81
SECTION 12.03.  Evidence to Be Furnished Trustee                            81

                            ARTICLE THIRTEEN.
                  SATISFACTION AND DISCHARGE OF INDENTURE.

SECTION 13.01.  Discharge of Indenture                                      82
SECTION 13.02.  Deposited Moneys to Be Held in Trust by Trustee             83
SECTION 13.03.  Paying Agent to Repay Moneys Held                           84
SECTION 13.04.  Return of Unclaimed Moneys                                  84

                               ARTICLE FOURTEEN.


        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

                                                                           PAGE
                                                                           ----
SECTION 14.01.  Indenture and Securities Solely Corporate Obligations       84


                                ARTICLE FIFTEEN.
                           MISCELLANEOUS PROVISIONS.

SECTION 15.01.  Successors                                                  85
SECTION 15.02.  Official Acts by Successor Corporation                      85
SECTION 15.03.  Addresses for Notices, etc.                                 85
SECTION 15.04.  New York Contract                                           86
SECTION 15.05.  Evidence of Compliance with Conditions Precedent            86
SECTION 15.06.  Legal Holidays                                              86
SECTION 15.07.  Trust Indenture Act to Control                              86
SECTION 15.08.  Table of Contents, Headings, etc.                           87
SECTION 15.09.  Execution in Counterparts                                   87
SECTION 15.10.  No Security Interest Created                                87


                                ARTICLE SIXTEEN.
                     REDEMPTION OF SECURITIES-MANDATORY AND
                             OPTIONAL SINKING FUND.

SECTION 16.01.  Applicability of Article                                    87
SECTION 16.02.  Notice of Redemption; Selection of Securities               87
SECTION 16.03.  Payment of Securities Called for Redemption                 88
SECTION 16.04.  Mandatory and Optional Sinking Fund                         89
TESTIMONIUM                                                                 92
SIGNATURES                                                                  92
ACKNOWLEDGEMENTS                                                            93

     THIS INDENTURE, dated as of December 1, 1982, between MASCO CORPORATION, a Delaware corporation (hereinafter sometimes called the "Company"), and CITIBANK, N.A., trustee (hereinafter sometimes called the "Trustee").

                             W I T N E S S E T H :

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue from time to time of its convertible and non-convertible subordinated debentures, notes or other evidence of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

     WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                  ARTICLE ONE.
                                  DEFINITIONS.

     SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Authenticating Agent:

     The term "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 8.14.

Board of Directors:

     The term "Board of Directors" shall mean the Board of Directors of the Company or any committee of such Board duly authorized to act for it hereunder.

Common Stock:

     The term "Common Stock" shall mean the Common Stock of the Company, $1 par value, at the date of this Indenture, as such Common Stock may be changed or reclassified from time to time.

Company:

     The term "Company" shall mean Masco Corporation, a Delaware corporation, and, subject to the provisions of Article Twelve, shall include its successors and assigns.

Consolidated Net Earnings:

     The term "Consolidated Net Earnings" shall mean the consolidated net earnings (or loss) of the Company and its consolidated Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, after deduction of all charges, including, without limitation, operating expenses, interest amortization of deferred charges, depreciation and taxes (including income and other profits taxes).

Convertible Security or Convertible Securities:

     The terms "Convertible Security" or "Convertible Securities" shall mean any series of Securities designated convertible by the resolutions or supplemental indentures referred to in Section 2.03.

Event of Default:

     The term "Event of Default" shall mean any event specified in Section 7.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Indenture:

     The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder; provided, however, that if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by Section 2.03, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.05 if and to the extent required by the provisions of such Section.

Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 15.05 if and to the extent required by the provisions of such Section.

Original Issue Date:

     The term "Original Issue Date" or "original issue date" of any Security (or any portion thereof) shall mean the earlier of (a) the date of such Security or
(b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

Person:

     The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organi-zation or government or any agency or political subdivision thereof.

Principal Office of the Trustee:

     The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall principally be administered, which office may be in more than one location within the same city.

Responsible Officer:

     The term "Responsible Officer", when used with respect to the Trustee, shall mean the chairman or any vice chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other employee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

Security or Securities; Outstanding:

     The terms "Security" or "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture, whether convertible or non-convertible into shares of Common

Stock; provided, however, that if at any time there is more than one Person acting as Trustee under this instrument, "Security" or "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this instrument and shall more particularly mean any securities, as the case may be, authenticated and delivered under this instrument, whether convertible or non-convertible into shares of Common Stock, exclusive, however, of securities of any series as to which such Person is not Trustee.

     The term "outstanding" (except as otherwise provided in Section 8.08), when used with reference to Securities, shall, subject to the provisions of Section 9.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article Sixteen provided or provisions satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities paid or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

Securityholder:

     The terms "Securityholder", "holder of Securities" or "Holder", or other similar terms, shall mean any person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof

 Senior Indebtedness:

      The term "Senior Indebtedness" shall mean (a) all indebtedness of the Company for money borrowed (including without limitation obligations of the Company in respect of overdrafts, foreign exchange contracts, letters of credit, bankers' acceptances, or any loan or advance from a bank whether or not evidenced by promissory notes or other instruments) or incurred in connection with the acquisition of property, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such indebtedness as is by its terms expressly stated to be not superior in right of payment to the Securities or to rank pari passu with the Securities and (b) any deferrals, renewals or extensions of any such Senior Indebtedness, or debentures, notes or other evidences of indebtedness issued in exchange for such Senior Indebtedness. The term "indebtedness of the Company for money borrowed" as used in the foregoing sentence shall mean any obligation of the Company (and any guaranty, endorsement or other contingent obligation of the Company in respect of, or to purchase or otherwise acquire, any obligation of another) for borrowed money evidenced by notes or other written obligations, and any indebtedness of the Company evidenced by bonds, notes or debentures or other similar instruments. The term "indebtedness of the Company incurred in connection with the acquisition of property" as used in the first sentence of this definition shall mean any purchase money obligation (whether or not secured by any lien or other security interest) created or assumed as all or part of the consideration for the acquisition of property whether by purchase, merger, consolidation or otherwise (but not including any account payable or any other obligation created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services).

 Subsidiary:

     The term "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (excluding in the computation of such percentage stock of any class or classes of such corporation which has or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

   Trustee:

        The term "Trustee" shall mean the Person identified as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

   Trust Indenture Act of 1939:

       The term "Trust Indenture Act of 1939" shall mean the Trust Indenture
   Act of 1939 as in force at the date of execution of this Indenture, except as provided in Sections 2.03 and 11.03.

                                 ARTICLE TWO.

                                  SECURITIES

       SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

       The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

       SECTION 2.02 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           CITIBANK, N.A., as Trustee

                                            By  ..............................
                                                       Authorized Officer

          SECTION 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities shall rank equally and pari passu and may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

               (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

               (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.07, 2.08, 2.09, 11.04 or 16.03);

               (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

               (4) the rate or rates at which the Securities of the series shall bear interest, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable;

               (5) the place or places where the principal of, and premium, if any, and interest on Securities of the series shall be payable;

               (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any Sinking Fund or otherwise;

              (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

              (8) the right, if any, of the Company to discharge the Indenture as to the Securities of the series pursuant to Section 13.01 (c) or to limit the Indenture as to the Securities of the series pursuant to the last sentence of Section 13.01 (and if any sinking fund is applicable to such series, the obligations of such sinking fund shall survive and be provided for upon the discharge of the Indenture pursuant to Section 13.01 (c) or the limitation of the Indenture pursuant to the last sentence of Section 13.01).

              (9) if other than denominations of $1,000 and any multiple thereof, the denominations in which Securities of the series shall be issuable;

              (10) any Events of Default with respect to the Securities of a particular series, in addition to or in lieu of those set forth herein;

              (11) any trustees, authenticating or paying agents, warrant agents, transfer agents, conversion agents (if such Securities are Convertible Securities) or registrars with respect to the Securities of such series;

              (12) the applicable initial conversion price if such Securities are Convertible Securities, the dates on or subsequent to which such Securities are convertible and the date such Securities cease to be convertible; and

              (13) any other terms of the series (which terms shall conform to the requirements of the Trust Indenture Act of 1939 as then in effect, shall not adversely affect the rights of the Securityholders of any other Securities then outstanding and shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

            SECTION 2.04. Authentication and Delivery. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, President, any Vice President, its Treasurer or Assistant Treasurer or its Secretary or an Assistant Secretary without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 8.01 and 8.02) shall be fully protected in relying upon:

                 ( 1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

                 (2) an executed supplemental indenture, if any;

                 (3) an Officers' Certificate prepared in accordance with
         Section 15.05 setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively; and

                 (4) an Opinion of Counsel prepared in accordance with Section
         15.05 which shall also state

                      (a) that the form of such Securities has been
                 established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                 Section 2.01 in conformity with the provisions of this Indenture;

                      (b) that the terms of such Securities have been
                 established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                 Section 2.03 in conformity with the provisions of this Indenture;

                      (c) that such Securities, when authenticated and
                 delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company;

                      (d) that all laws and requirements in respect of the
                 execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of this Indenture; and

                           (e) such other matters as the Trustee may
                      reasonably request.

                 The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

                 SECTION 2.05. Date and Denomination of Securities.  The
            Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                 Every Security shall be dated the date of its authentication, shall bear interest from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03.

                 The person in whose name any Security of any series is
            registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer, exchange or conversion subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of Securities and the Trustee not less than 15 days preceding such subsequent record date, such subsequent record date to be not less than ten days preceding the date of payment of such defaulted interest. The term

    "record date" as used in this Section with respect to any interest payment date shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record
    date is a   business day.

         SECTION 2.06. Execution of Securities.  The Securities shall be signed in the name and on behalf of the Company by the facsimile signature
    of its      Chairman of the Board or its President and imprinted with a facsimile of its corporate seal, and attested by the facsimile signature of its Secretary or an Assistant Secretary. Each such signature upon the Securities may be in the form of a facsimile signature of any such officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company may adopt and use the facsimile signature of any person who has been or is such officer, and in case any such officer of the Company signing any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of the Company. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         SECTION 2.07. Exchange and Registration of Transfer of Securities. Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 5.02, and the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

       Upon due presentment for registration of transfer of any Security of any series at the principal office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in
       Section 5.02, the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 5.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

           The Company or the Trustee shall keep, at the principal office of the Trustee, a register for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

           All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee
       or the   Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

           No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

           The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security of a series for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except, in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

           SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security shall, and in the case of a lost, stolen or destroyed Security may in its discretion, execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other govern-mental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding two dollars for each Security so issued in substitution. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substituted Security of any series issued pursuant to the provi-sions of this Section 2.08 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

             SECTION 2.09. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 5.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

             SECTION 2.10. Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall destroy cancelled Securities and shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

                                ARTICLE THREE.

                          CONVERSION OF SECURITIES.

            SECTION 3.01. Conversion Privilege. Subject to and upon compliance with the provisions of this Article Three, the holder of any Convertible Security shall have the right, at his option, at any date on or subsequent to which such Convertible Security is convertible up to the date on which such Convertible Security ceases to be convertible
        (or if such Convertible Security is called for redemption prior to such date such Convertible Security ceases to be convertible then, in respect of such Convertible Security, to and including but not after the close of business on the date fixed for such redemption, unless the Company shall default in the payment due upon redemption thereof) as set forth in the resolutions or supplemental indenture relating to such series of Convertible Securities referred to in Section 2.03 to convert the principal amount of such Convertible Security into the whole number of fully paid and non-assessable shares of Common Stock obtained by dividing the principal amount of the Convertible Security to be converted by the Conversion Price for such series.

             SECTION 3.02. Manner of Exercise of Conversion Privilege. In order to exercise the conversion privilege, the holder of any Convertible Security to be converted shall surrender such Convertible Security at the office or agency to be maintained by the Company pursuant to Section 5.02 for the conversion of Convertible Securities, and shall give written notice to the Company in the form provided on the Security at such office or agency that the holder elects to convert such Convertible Security and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or his duly authorized attorney in writing. Convertible Securities, of any series, surrendered for conversion during the period from the close of business on any record date (as defined in Section 2.05) for the payment of interest on such series of Convertible Securities to the opening of business on the interest payment date (as defined in Section 2.05) of such series for such interest shall (except in the case of Convertible Securities which have been called for redemption on a redemption date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of Convertible Securities being surrendered for conversion. Said notice shall state the name or names (with addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued.
 As promptly as practicable after the surrender of such Convertible Security and the receipt of such notice, as aforesaid, the Company shall, subject to the provisions of Section 3.08, issue and deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Convertible Securities in accordance with the provisions of this Article and cash, as provided in Section 3.03, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Company and such Convertible Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the conversion price in effect at the close of business on the date when such Convertible Security shall have been so surrendered with the conversion notice, and such Convertible Security shall cease to bear interest on such date. Subject to the foregoing and to the last paragraph of
 Section 2.05, no payment or adjustment shall be made upon conversion on account of any interest accrued on any Convertible Security converted or for dividends or distributions on any shares of Common Stock issued upon conversion of any Convertible Security.

           SECTION 3.03. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversions of Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Convertible Securities so surrendered. Instead of any fractional interest in a share of Common Stock which would otherwise be issuable upon conversion of any Convertible Security or Convertible Securities, the Company shall pay a cash adjustment in respect of such fractional interest to the nearest one-hundredth of a share in an amount equal to the market value of such fractional interest on the Date of Conversion. In such event, the market value of a share of Common Stock shall be (i) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the NYSE-Consolidated Tape (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during the preceding 30 consecutive trading days), or, if there is no transaction on any such day in any such situation, the mean of the bid and asked prices on such day or (ii), if the Common Stock is not listed or admitted to trading on any such exchange, the last reported sale price, if reported, or, if no sale occurs on such date or the last reported sale price is not available, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose.

            SECTION 3.04. Conversion Price. The Conversion Price for each series of Convertible Securities shall be as specified in the resolution or supplemental indenture or indentures pursuant to which such series is created referred to in Section 2.03, subject to adjustment as provided in this Article Three.

             SECTION 3.05. Adjustment of Conversion Price. The Conversion Price for each series shall be adjusted from time to time as follows:

              (a) In case the Company shall, while any of the Convertible Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion Price for each series of Convertible Securities in effect immediately prior to such action shall be adjusted so that the holder of any Convertible Security thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Convertible Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (a), the holder of any Convertible Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price for each series of Convertible Securities between or among shares of such classes of capital stock.

              (b) In case the Company shall, while any of the Convertible Securities are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within forty-five days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) on the record date mentioned below, the Conversion Price for each series of Convertible Securities of the Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price for such series in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

              (c) In case the Company shall, while any of the Convertible Securities are outstanding, distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any cash dividends) or rights to subscribe or warrants (excluding those referred to in subsection (b) above), then in each such case the Conversion Price for each series of Convertible Securities of the Common Stock shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price for such series in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a resolution filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

              (d) For the purpose of any computation under Subdivisions (b) and
          (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the thirty consecutive trading days commencing forty-five trading days before the date in question. The closing price for each day shall be
          (i) if the Common Stock is listed or admitted to trading on a national securities exchange, the closing price on the NYSE-Consolidated Tape

         (or any successor composite tape reporting transactions on national securities exchanges) or, if such a composite tape shall not be in use or shall not report transactions in the Common Stock, the last reported sales price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of the Common Stock has been traded during such 30 consecutive trading days), or, if there is no transaction on any such day in any such situation, the mean of the bid and asked prices on such day or (ii), if the Common Stock is not listed or admitted to trading on any such exchange, the last reported sale price, if reported, or, if no sale occurs on such date or the last reported sale price is not available, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or a similar source selected from time to time by the Company for the purpose.

             (e) In any case in which this Section 3.05 shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five business days following the filing by the Company with the Trustee of the Officer's Certificate described in subsection (g) below) issuing to the holder of any Convertible Security converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price for the series of Convertible Securities which such Convertible Security is a part prior to such adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.
              (f) No adjustment in the Conversion Price for any series of Convertible Securities shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3.05 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

              (g) Whenever the Conversion Price for any series of Convertible Securities is adjusted as herein provided, the Company shall promptly file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price for such series after such adjustment and setting forth a brief statement of the facts and calculation requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment and cause a notice stating that such adjustment has been effected and the adjusted Conversion Price to be mailed to the holders of Convertible Securities of such series at their last addresses as they shall appear on the Securities register.

               (h) The Company may make such reductions in the Conversion Price, in addition to those required by this Section 3.05, as it considers to be advisable in order to avoid or diminish any income tax to any holder of its Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

               (i) In the event that at any time as a result of an adjustment made pursuant to subsection (a) above, the holder of any Convertible Security thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price for such series of such other shares so receivable upon conversion of any Convertible Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subsections
          (a) through (h) above, and the provisions of Sections 3.01 through
          3.04 and of Sections 3.06 through 3.10 with respect to the Common Stock shall apply on like terms to any such other shares.

          SECTION 3.06. Merger, Consolidation, etc. If either of the following shall occur, namely: (a) any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is the continuing corporation and which does not result in any
     reclassification   of, or change (other than a change in par value or from
     par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of the Common Stock, or (b) any sale or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the holder of each Convertible Security then outstanding shall have the right to convert such Convertible Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this
        Section 3.06 shall similarly apply to successive consolidations, mergers, sales or conveyances.

             SECTION 3.07.     Notices.    In case, at any time while any of the
        Convertible Securities are outstanding,

                  (a) the Company shall declare a dividend (or any other dis-
             tribution) on its Common Stock, excluding any cash dividends; or

                  (b) the Company shall authorize the issuance to all holders of its Common Stock of rights or warrants to subscribe for or purchase shares of its Common Stock or of any other subscription rights or warrants; or

                  (c) of any reclassification of Common Stock of the Company
             (other than a subdivision or combination thereof) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (except for a merger of the Company into one of its Subsidiaries solely for the purpose of changing the corporate domicile of the Company to another state of the United States and in connection with which there is no substantive change in the rights or privileges of any securities of the Company other than changes resulting from differences in the corporate statutes of the then existing and the new state of domicile), or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

 then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Convertible Securities pursuant to
 Section 5.02, and shall cause to be mailed to the holders of Convertible Securities at their last addresses as they shall appear on the Securities register, at least 10 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (ii) the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property (including cash), if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give or receive the notice required by this Section 3.07 or any defect therein shall not affect the legality or validity of any such dividend, distribution, right or warrant or other action.

      SECTION 3.08. Taxes on Conversions. The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Convertible Securities pursuant hereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Convertible Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

      SECTION 3.09. Company to Provide Stock. The Company covenants that there shall be reserved, free from pre-emptive rights, out of authorized but unissued shares of Common Stock, sufficient shares to provide for the conversion of the Convertible Securities from time to time as such Convert-ible Securities are presented for conversion.

      If any shares of Common Stock to be reserved for the purpose of conversion of Convertible Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

      Before any action which would cause an adjustment reducing the Conversion Price for any series of Convertible Securities below the then par value, if any, of the Common Stock, the Company covenants that there will be taken all corporate action which may, in the opinion of its counsel, be necessary in order that there may be validly and legally issued fully paid and non-assessable shares of such Common Stock at such adjusted Conversion
 Price.

      The Company covenants that all shares of Common Stock which may be issued upon conversion of Convertible Securities will upon issue be validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue or delivery thereof.

      SECTION 3. 10. Disclaimer of Responsibility for Certain Matters. Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any holder of Convertible Securities to determine whether any facts exist which may require any adjustment of the Conversion Price for any series of Convertible Securities, or with respect to the Officer's Certifi-cate referred to in Section 3.05(g), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration, validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue or deliver any shares of Common Stock or stock certificates or other securities, cash or property upon the surrender of any Convertible Security for the purpose of conversion, or, subject to Section 8.01, to comply with any of the covenants of the Company contained in this Article Three.

           SECTION 3.11. Return of Funds Deposited for Redemption of Converted Securities. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, premium, if any, and interest on any of the Convertible Securities and which shall not be required for such purposes because of the conversion of such Convertible Securities, as provided in this Article Three, shall forthwith after such conversion be repaid to the Company by the Trustee or such other paying agent.

           SECTION 3.12. Disposition of Converted Securities. All Convertible Securities delivered to the Company or any conversion agent upon con-version pursuant to this Article Three shall be delivered to the Trustee for cancellation.

                                ARTICLE FOUR.

                         SUBORDINATION OF SECURITIES.

           SECTION 4.01. Agreement to Subordinate. The Company covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities issued hereunder shall be issued subject to the provisions of this Article; and each person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The provisions of this Article are made for the benefit of the holders of Senior Indebtedness, and such holders shall, at any time, be entitled to enforce such provisions against the Company or any Securityholders.

           All Securities issued hereunder shall, to the extent and in the manner hereinafter in this Article set forth, be subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness.

           SECTION 4.02. No Payment on Securities if Senior Indebtedness in Default. No payment on account of principal, premium, if any, sinking funds or interest on the Securities shall be made unless full payment of amounts then due for principal, premium, if any, sinking funds and interest on all Senior Indebtedness has been made or duly provided for. No payment (including the making of any deposit in trust with the Trustee in accordance with Section 13.01 ) on account of principal, premium, if any, sinking funds or interest on the Securities shall be made if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal, premium, if any, sinking funds or interest with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist. The foregoing provision shall not prevent the Trustee from making payments on the Securities from monies or securities deposited with the Trustee pursuant to the terms of Section
     13.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in (i) or (ii) of this Section did not exist.

          SECTION 4.03. Priority of Senior Indebtedness. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or state law, or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or assignment for the benefit of creditors or any other marshalling of assets of the Company, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal of and premium, if any, and interest on all Senior Indebtedness including interest on such Senior Indebtedness after the date of filing of a petition or other action commencing such proceeding before the holders of the Securities are entitled to receive any payment on account of the principal of or premium, if any, or interest on the Securities (except that holders of Securities shall be entitled to receive such payments from monies or securities deposited with the Trustee pursuant to the terms of
     Section 13.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in (i) or (ii) of Section 4.02 did not exist), and any payment or distribution of any kind or character which may be payable or deliverable in any such proceedings in respect of the Securities, except securities which are subordinate and junior in right of payment to the payment of all Senior Indebtedness then outstanding, shall be paid by the person making such payment or distribution directly to the holders of Senior Indebtedness to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. In the event that any payment or distribution of cash, property or securities shall be received by the Trustee or the holders of the Securities in contravention of this Section before all Senior Indebtedness is paid in full, or provision made for the payment thereof, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay in full all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          In the event that any Security is declared due and payable before its expressed maturity because of the occurrence of an Event of Default (under circumstances when the provisions of the first paragraph of this Section shall not be applicable), the holders of the Senior Indebtedness outstanding at the time the Securities of such series so become due and payable because of such occurrence of such an Event of Default shall be entitled to receive payment in full of all principal of and premium, if any, and interest on all Senior Indebtedness before the holders of the Securities of such series are entitled to receive any payment on account of the principal of or premium, if any, or interest on the Securities of such series except that holders of Securities of such series shall be entitled to receive payments from monies or securities deposited with the Trustee pursuant to the terms of Section 13.01, if at the time of such deposit no Security of such series had been declared due and payable before its expressed maturity because of the occurrence of an Event of Default.

          Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.06.

          SECTION 4.04. Company to Give Notice of Certain Events; Reliance by Trustee. The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceedings, any receivership, liquidation, reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or state law, or similar proceedings and any proceedings for voluntary liquidation, dissolution or winding up of the Company within the meaning of this Article. The Trustee shall be entitled to assume that no such event has occurred unless the Company or any one or more holders of Senior Indebtedness or any trustee therefor has given such notice together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or the authority of such Trustee. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, in the absence of its negligence or bad faith and any holder of a Security shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such covenants and obligations as are specifically set forth in this Indenture and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee does not have any fiduciary duties to holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to holders of Securities or the Company or any other person, moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.06.

          SECTION 4.05. Subrogation of Securities. Subject to the payment in full of all Senior Indebtedness, the holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by holders of the Securities or by the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of Securities, be deemed to be a payment by the Company to or on account of Senior Indebtedness, and no payments or distributions to the Trustee or the holders of the Securities of cash, property or securities payable or distributable to the holders of the Senior Indebtedness to which the Trustee or the holders of the Securities shall become entitled pursuant to the provisions of this Section, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, be deemed to be a payment by the Company to the holders of or on account of the Securities.

          SECTION 4.06. Company Obligation to Pay Unconditional. The provi-sions of this Article are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the holders of the Securities on the other hand, and nothing herein shall impair, as between the Company and the holders of the Securities, the obligation of the Company, which is unconditional and absolute, to pay to the holders thereof the principal thereof and premium, if any, and interest thereon in accordance with the terms of the Securities and this Indenture nor shall anything herein prevent the holders of the Securities or the Trustee from exercising all remedies otherwise permitted by applicable law or under the Securities and this Indenture upon default under the Securities and this Indenture, subject to the rights of holders of Senior Indebtedness under the provisions of this Article to receive cash, property or securities otherwise payable or deliverable to the holders of the Securities.

          SECTION 4.07. Authorization of Holders of Securities to Trustee to Effect Subordination. Each holder of Securities by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 4.08. Notice to Trustee of Facts Prohibiting Payments. Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the principal office of the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or the authority of such Trustee, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01, shall be entitled in all respects to assume that no such facts exist; provided, that, if prior to the second business day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee and any paying agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such day, and provided, further, that nothing contained herein shall prevent conversions of the Securities in accordance with the provisions of this Indenture.

          SECTION 4.09. Trustee May Hold Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          SECTION 4.10. All Indenture Provisions Subject to this Article. Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

                                   ARTICLE FIVE

                      PARTICULAR COVENANTS OF THE COMPANY


          SECTION 5.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. Each instalment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the order of the holders of Securities entitled thereto as they appear on the registry books of the Company.

          SECTION 5.02. Offices for Notices and Payments, etc. So long as any of the Securities remains outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where the Securities of that series, if convertible, may be presented for conversion and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially appoints the corporate trust office of Citibank, N.A. in the Borough of Manhattan, The City of New York as the Company's conversion agent. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, such office or agency for all of the above purposes shall be the principal office of the Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

          In addition to such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, The City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this

     Indenture, and the Company may from time to time rescind such designa-tion, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain such office or agency in the Borough of Manhattan, The City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

          SECTION 5.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

          SECTION 5.04. Provision as to Paying Agent and Conversion Agent. (a) If the Company shall appoint a paying agent or conversion agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent or conversion agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series;

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest on the Securities of such series when the same shall be due and payable; and

               (3) that it will notify the Trustee promptly of such details as the Trustee may require with respect to any conversions of Convertible Securities at the office of such agent.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the

     Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest on the Securities of such series when the same shall become due and payable.

          (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained.

          (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to Sections 13.03 and 13.04.

          SECTION 5.05. Certificate to Trustee. The Company will deliver to the Trustee on or before April 1 in each year (beginning with April 1, 1983), so long as Securities of any series are outstanding hereunder, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained in Article Three and Section 12.01, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

                                  ARTICLE SIX.

               SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                                AND THE TRUSTEE.

          SECTION 6.01. Securityholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

               (a) semi-annually, not more than 15 days after each record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date; and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Securities registrar for such series.

          SECTION 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (1) contained in the most recent list furnished to it as provided in Section 6.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

          (b) In case three or more holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five business days after the receipt of such application, at its election, either:

               (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, or

               (2) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02 a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection
     (b).

          SECTION 6.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or
     Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Securities register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports re-quired to be filed by the Company pursuant to subsections (a) and (b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

          SECTION 6.04. Reports by the Trustee. (a) On or before June 15, 1983, and on or before June 15 in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholders of each series of Securities for which such Trustee is appointed as hereinafter in this Section 6.04 provided, a brief report dated as of April 15 of the appropriate year with respect to:

               (1) its eligibility under Section 8.09, and its qualification under Section 8.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

               (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof)
     made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities for any series outstanding on the date of such report;

          (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4) or
     (6) of subsection (b) of Section 8.13;

          (4) the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

          (5) any additional issue of Securities which the Trustee has not previously reported; and

          (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.08.

     (b) The Trustee shall transmit to the Securityholders for each series, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this
Section 6.04 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of such series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities for such series outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section 6.04 shall be transmitted by mail to all holders of Securities as the names and addresses of such holders appear upon the Securities register.

          (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when and as the Securities of any series become listed on or delisted by any stock exchange.

                                 ARTICLE SEVEN.

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

                              ON EVENT OF DEFAULT.

          SECTION 7.01. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events and such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof:

               (a) default in the payment of interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

               (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series as and when the same shall become due and payable either at maturity, upon redemption (including redemption for the sinking fund), by declaration or other-wise; or

               (c) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of

     90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the outstanding Securities such default or breach and requiring it to be remedied and a written notice specifying stating that such notice is a "Notice of Default" hereunder; or

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

          (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

     If an Event of Default described in clause (a) or (b) or established pursuant to Section 2.03 occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities of such series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (c),
(d) or (e) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of all the Securities then outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest upon all the Securities of any series (or all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue instalments of interest at the same rate as the rate of interest specified in the Securities of such series, or at the respective rates of interest of the Securities, as the case may be, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, as provided in Section 8.06, and if any and all Events of Default under this Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all Securities, as the case may be, in such case, treated as a single class), and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such recission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

     SECTION 7.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any instalment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of that series or upon redemption or by declaration or otherwise--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue instalments of interest at the rate of interest borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, as provided in Section 8.06.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee (or similar official) shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, as provided in Section 8.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, as provided in Section 8.06.

     Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of all the Securities in respect of which such action was taken.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities of the series affected thereby and it shall not be necessary to make any such holders of the Securities parties to any such proceedings.

     SECTION 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities of any series in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection applicable to each such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, as provided in Section 8.06;

          SECOND: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Securities of each such series in the order of the maturity of the instalments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue instalments of interest at the respective rates borne by the Securities of each such series, such payments to be made ratably to the persons entitled thereto;

          THIRD In case the principal of the outstanding Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of each such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue instalments of interest at the respective rates specified in the Securities of each such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of each such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any instalment of interest over any other instalment of interest, or of any Security of each such series over any other Security of each such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

     Any surplus then remaining shall be paid to the Company or to such other person as shall be entitled to receive it.

     SECTION 7.04. Proceedings by Securityholders. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding, or, in the case of any Event of Default described in clause (c),
(d) or (e) of Section 7.01, 25% in aggregate principal amount of all Securities then outstanding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every

Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

     Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of, premium, if any, and interest on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder.

     SECTION 7.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     SECTION 7.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

     SECTION 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders. The holders of a majority in aggregate principal amount of the Securities of any or all series at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 8.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Subject to Sections 7.01 and 7.02, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default or Event of Default established pursuant to Section 2.03 (or, in the case of an event specified in clause (c), (d) or (e) of Section 7.01, the holders of a majority in aggregate principal amount of all the Securities then outstanding (voting as one class)) may waive such default or Event of Default, and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected. Upon any such waiver the Company, the Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

     SECTION 7.08. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default with respect to any of the Securities of any series mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Securities register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 7.08 being hereby defined to be the events specified in clauses (a),
(b), (c), (d) and (e) of Section 7.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 7.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 7.01 (c) no such notice to Securityholders shall be given until at least 90 days after the occurrence thereof but shall be given within 120 days after such occurrence.

     SECTION 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series (or in the case of any suit relating to or arising under clause (c), (d) or (e) of
Section 7.01, 10% in aggregate principal amount of all Securities) outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Security against the Company on or after the same shall have become due and payable.

                                 ARTICLE EIGHT.

                            CONCERNING THE TRUSTEE.

     SECTION 8.01. Duties and Responsibilities of Trustee. With respect to any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to such series. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

               (1) the duties and obligations of the Trustee with respect to the Securities of a series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certifi-cates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specific-
               ally required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

               (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 7.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.

     SECTION 8.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 8.01

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate
     (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the Securities of all series affected then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

     SECTION 8.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the

Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

     SECTION 8.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents, Conversion Agents or Registrar May Own Securities. The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any conversion agent or any Securities registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent, conversion agent or Securities registrar.

     SECTION 8.05. Moneys to Be Held in Trust.  Subject to the provisions of
Section 13.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed, if any, on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company.

     SECTION 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ and any amounts paid by the Trustee to any Authenticating Agent pursuant to Section 8.14) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify each of the Trustee and any predecessor Trustee for, and to hold each of them harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder including the costs and expenses of defending itself against any claim of liability in the premises, except to the extent such loss, liability or expense results from its own negligence or bad faith. The obligations of the Company under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a claim prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities. The obligation of the Company under this
Section 8.06 shall survive the resignation of the Trustee hereunder and the satisfaction and discharge of this Indenture.

     SECTION 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01 and 8.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 8.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 8.08 with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect specified in Section 8.10.

          (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 8.08 with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit notice of such failure to all holders of Securities of that series, as the names and addresses of such holders appear upon the Securities register.

          (c) For the purposes of this Section 8.08 the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if

               (1) the Trustee is trustee under this Indenture with respect to the Securities of any other series or under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company or other obligor on the Securities of such series (each of which is hereafter in this Section called a "Security party") are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided that there shall be excluded from the operation of this paragraph (A) the Indenture between the Company and Citibank, N.A., Trustee, dated as of February 1, 1973, pursuant to the provisions of which the Company's 4 1/2% Convertible Subordinated Debentures Due 1988 are outstanding, and (B) this Indenture with respect to the Securities of any other series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of a Security party (as defined in Section 8.13), are outstanding if (i) this Indenture is and, if applicable, this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of such series and one or more other series or, if applicable, this Indenture and one of such indentures;

               (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series issued under this Indenture or an underwriter for a Security party;

               (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with a Security party or an underwriter for a Security party;

               (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of a Security party, or of an underwriter (other than the Trustee itself) for a Security party who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of a Security party, but may not be at the same time an executive officer of both the Trustee and a Security party; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of a Security party; and (C) the Trustee may be designated by a Security party or by an underwriter for a Security party to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

               (5) 10% or more of the voting securities of the Trustee is beneficially owned either by a Security party or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for a Security party or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

               (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of a Security party, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for a Security party;

               (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, a Security party;

               (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of a Security party; or

               (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period and, after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
     (6), (7), and (8) of this subsection (c).

     The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of para-graph (3) or (7) of this subsection (c).

     For the purposes of paragraphs (6), (7), (8), and (9) of this subsection
(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

     Except as provided in the next preceding paragraph hereof, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or night to subscribe to or purchase any of the foregoing.

          (d) For the purposes of this Section 8.08:

               (1) The term "underwriter" when used with reference to a Security party shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from such Security party with a view to, or has offered or sold for such Security party in connection with, the distribution of any security of such Security party outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

               (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

               (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

               (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

               (5) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     The percentages of voting securities and other securities specified in this
Section 8.08 shall be calculated in accordance with the following provisions:

          (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 8.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

          provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

               (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     SECTION 8.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

     SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Securities register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur-

               (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 8.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to the applicable series of Securities or all series, as the case may be, and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subdivision (a) of this Section 8. 10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     SECTION 8.11 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 8.06.

     If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more provided than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Securities register. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 8.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     SECTION 8.13. Limitation on Rights of Trustee as a Creditor. (a) Subject to the provisions of subsection (b) of this Section 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities (each of which is hereafter in this Section 8.13 called a "Security party") within four months prior to a default, as defined in paragraph ( 1 ) of subsection (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities, and the holders of other indenture securities (as defined in paragraph (2) of subsection (c) of this Section 8.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against such Security party and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against such Security party upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or com-position thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of such Security party and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any person (other than such Security party) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against such Security party in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code or applicable state law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 8.13, would occur within four months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against such Security party in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code, or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from such Security party of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders, and the holders of other indenture securities dividends on claims filed against such Security party in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11, United States Code, or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee who has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four-month period; and

          (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

     (b) There shall be excluded from the operation of subsection (a) of this
Section 8.13 a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of pre-serving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custo-dian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this
     Section 8.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of a Security party; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 8.13.

     (c) As used in this Section 8.13:

          (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) The term "other indenture securities" shall mean securities upon which a Security party is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 8.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by a Security party for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with such Security party arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

     SECTION 8.14. Authenticating Agents. There may be one or more Authenticating Agents appointed by the Trustee upon the request of the

Company with power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series.
Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $5,000,000 and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 8.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 8.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

     Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 8.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating
Agent with respect to the applicable series eligible under this Section 8.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Securities register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

     The Trustee agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, subject to Section 8.06. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                CITIBANK, N.A.,
                                                                     as Trustee

                                             By   .............................
                                                        as Authenticating Agent
                                                                for the Trustee

                                             By   .............................
                                                             Authorized Officer

                                 ARTICLE NINE.

                        CONCERNING THE SECURITYHOLDERS.

     SECTION 9.01. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Ten, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

     SECTION 9.02. Proof of Execution by Securityholders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Securities register or by a certificate of the Securities registrar.

     The record of any Securityholders' meeting shall be proved in the manner provided in Section 10.06.

     SECTION 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent, any conversion agent and any Securities registrar may deem the person in whose name such Security shall be registered upon the Securities register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purposes of conversion and of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any conversion agent nor any Securities registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     SECTION 9.04. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to the provisions of Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities listed therein are outstanding for the purpose of any such determination.

     SECTION 9.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) who consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of such Securities.


                                  ARTICLE TEN.
                           SECURITYHOLDERS' MEETINGS.

     SECTION 10.01. Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Seven;

          (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eight;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provisions of this Indenture or under applicable law.

     SECTION 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the record date, time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities register of each series affected. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     SECTION 10.03. Call of Meetings by Company or Securityholders. In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in
Section 10.02.

     SECTION 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by such a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the provisions of Section 9.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. At any meeting of Securityholders, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     SECTION 10.06. Voting. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE ELEVEN

                            SUPPLEMENTAL INDENTURES.

          SECTION 11.01. Supplemental Indentures without Consent of Security-holders. The Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

               (a) to evidence the succession of another corporation to the Company, or successive succession, and the assumption by the successor corporation of the covenants, agreements and obligations of the Com-pany pursuant to Article Twelve hereof;

               (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (d) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03;

          (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 8.11;

          (f) to make provision with respect to the conversion rights of holders of Convertible Securities pursuant to the requirements of Section 3.06; and

          (g) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this
Section 11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

     SECTION 11.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 9.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair the right to convert Convertible Securities into Common Stock on the terms set forth herein, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, or modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the holders thereof without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities the holders of which are required to act pursuant to Section 7.07 or to consent to any such supplemental indenture, without the consent of the holders of each Security then affected.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Securityholders of any other series.

     Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Securityholders under this
Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     SECTION 11.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 11.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

          SECTION 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Eleven.

          SECTION 11.06. Effect on Senior Indebtedness. No supplemental indenture shall adversely affect the rights of any holder of Senior In-debtedness under Article Four without the consent of such holder.

                                   ARTICLE TWELVE.

                 CONSOLIDATION, MERGER AND SALE BY THE COMPANY.

          SECTION 12.01. Consolidation, Merger or Sale of Assets Permitted. The Company covenants and agrees that it will not consolidate with, merge into, or sell or otherwise dispose of all or substantially all its property as an entirety to, any person other than a corporation organized under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, lawfully entitled to acquire the same. The Company will not so consolidate or merge, or make any such sale or other disposition, unless, and the Company covenants and agrees that any such consolidation, merger, sale or other disposition shall be on the condition that, (1) the provisions of Section 3.06 are complied with and (2) such corporation shall expressly assume the due and punctual payment of the principal of and premium, if any, and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation. The Company covenants and agrees that it will not so consolidate or merge, or make any such sale or other disposition, or permit any corporation to merge into the Company, if immediately thereafter the Company or such successor corporation, as the case may be, shall be in default in the performance or observance of any of the covenants or conditions of this Indenture.

          SECTION 12.02. Successor Corporation to Be Substituted for Company. In case of any such merger, consolidation, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and, in case of such a sale or conveyance other than a lease, the Company thereupon shall be relieved of any further obligation or liability hereunder or upon the Securities, and may thereupon or at any time thereafter be dissolved, wound up or liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Masco Corporation any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation (instead of the Company) and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         SECTION 12.03. Evidence to Be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, may receive and rely upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale or conveyance, and any such assumption complies with the provisions of this Article Twelve.

                                ARTICLE THIRTEEN

                    SATISFACTION AND DISCHARGE OF INDENTURE.

          SECTION 13.01. Discharge of Indenture. When (a) the Company shall have paid or caused to be paid the principal of and interest on all Securities of any series outstanding hereunder, as and when the same shall have become due and payable, (b) the Company shall deliver to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in
     Section 2.08 or converted) and not theretofore cancelled, or (c) with respect to any series of Securities which, under the terms specified in the resolution or supplemental indenture or indentures referred to in Section 2.03, pursuant to which such series is created, can be discharged prior to maturity, the Company shall deposit with the Trustee, in trust, cash and/or a principal amount of obligations of or directly guaranteed by the United States of America maturing or redeemable at the option of the holder thereof not later than the date fixed for payment or redemption of all outstanding Securities of such series which, together with the income to be earned on such obligations prior to such date, equals the principal amount of (and any applicable premium on), all such Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation, with interest to the date of their maturity or redemption, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, or premium, if any, or interest on the Securities of such series (1) theretofore repaid to the Company in accordance with the provisions of Section 13.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in any such case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then (except in the case of (c) above as to (i) rights of registration of transfer and exchange and any right of the Company of optional redemption and to deliver Securities of such series to the Trustee for cancellation, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) any remaining rights of conversion of Convertible Securities, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee, all of which shall continue in full force and effect) all of the Company's liability with respect to principal, premium, if any, and interest on the Securities of such series shall be discharged, this Indenture shall cease to be of further effect as to such series, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture as to such series, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities; provided, however, that the rights of Securityholders to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange if the Securities of such series continue to be listed. Notwithstanding the foregoing, if the Company makes a deposit of cash and/or obligations described in clause (c) above with respect to any series of Securities which, under the terms specified in the resolution or supplemental indenture or indentures referred to in Section 2.03, pursuant to which such series is created, is subject to the provisions of this sentence (whether or not such resolution or supplemental indenture provides that such series can be discharged prior to maturity under clause (c) above), and, concurrently with such deposit, notifies the Trustee that such series shall no longer have the benefit of all or any portion of the provisions of Article Seven of this Indenture and such other provisions of this Indenture or the resolution or supplemental indenture, pursuant to which such series is created, as are specifically permitted in such resolution or supplemental indenture to be made inapplicable under this sentence with respect to such series, this Indenture and such supplemental indenture or resolution shall thereupon be deemed amended with respect to such series solely by the deletion in their entirety of such provisions and this Indenture and such supplemental indenture or resolution shall in all other respects be unaffected thereby.

          SECTION 13.02. Deposited Moneys to Be Held in Trust by Trustee. Subject to the provisions of Section 13.04, all moneys and obligations deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys and obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest; provided, however, that the Company shall be entitled from time to time to withdraw cash and/or obligations deposited under clause (c) or the last sentence of
     Section 13.01 provided that the cash and obligations thereafter on deposit and after giving effect to such withdrawal would, if then deposited under such clause, satisfy in all respects the requirements of such clause or the last sentence of Section 13.01. At the time of any such withdrawal, the Company shall deliver to the Trustee an Officers' Certificate demonstrating compliance with the provisions of such clause or sentence.

          SECTION 13.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          SECTION 13.04. Return of Unclaimed Moneys. Except as may be required under applicable law, any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for three years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.


                                ARTICLE FOURTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS.

          SECTION 14.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and consideration for, the execution of this Indenture and the issue of the Securities.


                                ARTICLE FIFTEEN

                           MISCELLANEOUS PROVISIONS.

          SECTION 15.01. Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 15.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 15.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to Masco Corporation, 21001 Van Born Road, Taylor, Michigan 48180, Attention:
     President. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, 5 Hanover Square, New York, New York 10043, Attention: Corporate Trust Administration.

          SECTION 15.04. New York Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

          SECTION 15.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate called for by Section 5.05) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
     (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          SECTION 15.06. Legal Holidays. In any case where the date of payment of interest on or principal of or premium, if any, on the Securities will be in The City of New York, New York a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of or premium, if any, on the Securities need not be made on such date but may be made on the next succeeding day not in such City a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

          SECTION 15.07. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this

     Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

          SECTION 15.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

          SECTION 15.09. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          SECTION 15.10. No Security Interest Created. Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

                                ARTICLE SIXTEEN

                    REDEMPTION OF SECURITIES--MANDATORY AND
                             OPTIONAL SINKING FUND.

          SECTION 16.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable at the option of the Company before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

          SECTION 16.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Securities register. Such mailing shall be by first class mail.
     The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

          Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

          Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption.

          If less than all the Securities of a series are to be redeemed the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed.

          SECTION 16.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 16.02 or Section 16.04, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

          Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 16.04. Mandatory and Optional Sinking Fund. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series determined pursuant to Section 2.03 is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The last date on which any such payment may be made is herein referred to as a "sinking fund payment date".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and (b) may apply as a credit Securities of that series which have been previously delivered to the Trustee by the Company or Securities of that series which have been converted or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by the Treasurer or an Assistant Treasurer of the Company specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered, if not previously delivered. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

          At its option the Company may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 60 days prior to the next succeeding sinking fund payment date for such Series a certificate signed by the Treasurer or an Assistant Treasurer of the Company stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

          If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, it shall be applied by the Trustee or one or more paying agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 16.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 16.02 and 16.03 for the redemption of Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any paying agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or such paying agent and, together with such payment, shall be applied in accordance with the provisions of this Section 16.04. Any and all sinking fund moneys held by the Trustee or any paying agent on the maturity date of the securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee or such paying agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of Securities at maturity.

          On or before each sinking fund payment date, the Company shall pay to the Trustee or to one or more paying agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section.

          Neither the Trustee nor any paying agent shall redeem any Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Securities of such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article Sixteen. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all Securities of such series; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 16.04.

          CITIBANK, N.A. hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto duly affixed and attested, all as of the day and year first above written.

                                         MASCO CORPORATION
                                                       Company

                                         By   RICHARD G. MOSTELLER
                                            ---------------------------
                                                 Vice President
     [CORPORATE SEAL]

     Attest:

            JOHN R. LEEKLEY
     -------------------------------
            Assistant Secretary

                                         CITIBANK, N.A.
                                                       Trustee

                                         By    ROBERT C. SPIERS III
                                            ---------------------------
                                                Senior Trust Officer
     [CORPORATE SEAL]

     Attest:

          LAWRENCE OLSEN
     ---------------------------
             Trust Officer

          STATE OF MICHIGAN  }
          COUNTY OF WAYNE    }   SS.:
                 On the 19th day of February, 1987, before me personally came RICHARD G. MOSTELLER, to me known, who, being by me duly sworn, did depose and say that he resides at Dearborn, Michigan; that he is Vice President of MASCO CORPORATION, the corporation described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                    LISE M. MARTIN
                                          --------------------------------------
                                                     Notary Public
                                                     LISE M. MARTIN
                                              Notary Public, Wayne County, MI
                                           My Commission Expires August 21, 1988

          [NOTARIAL SEAL]

          STATE OF NEW YORK   }
          COUNTY OF NEW YORK  }  SS.:
                 On the 20th day of February, 1987, before me personally came ROBERT C. SPIERS III, to me known, who, being by me duly sworn, did depose and say that he resides at Staten Island, New York; that he is Senior Trust Officer of CITIBANK, N.A., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                   ENZO L. CARBOCCI
                                        ------------------------------------
                                                  Notary Public
                                                  ENZO L. CARBOCCI
                                          Notary Public, State of New York
                                                   No. 43-5605595
                                            Qualified in Richmond County
                                        Certificate Filed in New York County
                                             Term Expires March 30, 1988
          [NOTARIAL SEAL]

                               RESOLUTIONS OF THE
                               PRICING COMMITTEE
                                     OF THE
                             BOARD OF DIRECTORS OF
                               MASCO CORPORATION


     WHEREAS, this Company has filed Registration Statements (Nos. 2-95488, 33-2374 and 33-7387) on Form S-3 with the Securities and Exchange Commission, each of which currently remains in effect;

     WHEREAS, this Company desires to create and make provision for a series of securities under the Indenture dated as of December 1, 1982 (the "Indenture"), with Citibank, N.A., as trustee (the "Trustee"), providing for the issuance from time to time of convertible or non-convertible unsecured subordinated debentures, notes or other evidences of indebtedness of this Corporation ("Securities") in one or more series under such Indenture; and

     WHEREAS, capitalized terms used in these resolutions and not otherwise defined are used with the same meaning ascribed to such terms in the Indenture;

     NOW, THEREFORE, BE IT RESOLVED, that there hereby is approved and established a series of Securities under the Indenture whose terms shall be as follows:

           1. The Securities of such series shall be known and designated as the "5-1/4% Convertible Subordinated Debentures Due 2012" of this Company.

           2. The aggregate principal amount of Securities of such series which may be authenticated and delivered under the Indenture is limited to Two Hundred Fifty Million Dollars ($250,000,000), except for Securities of such series authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 2.07, 2.08, 2.09, 11.04 or 16.03 of the Indenture.

           3. The date on which the principal of the Securities of such series shall be payable is February 15, 2012.

           4. The Securities of such series shall bear interest from February 23, 1987, at the annual rate of 5-1/4%, payable semi-annually on February 15 and August 15 of each year commencing on August 15, 1987, (calculated on a standard 360 day year of 12 thirty day months) until the principal thereof is paid or made available for payment. The February 1 or August 1 (whether or not a business day), as the case may be, next preceding each such interest payment date shall be the "record date" for the determination of holders to whom interest is payable.

           5. The principal of, and premium, if any, and interest on the Securities of such series shall be payable at the office or agency of this Company maintained for such purpose under Section 5.02 of the Indenture in the Borough of Manhattan, The city of New York, or at any other office or agency designated by this Company for such purpose pursuant to the Indenture; provided, however, that, at the option of this Company, payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear on the registry books of the Company.

           6. The Securities of such series shall be subject to redemption through the operation of a mandatory sinking fund on each February 15, commencing on February 15, 1998 and continuing to and including February 15, 2011, at 100 percent of their principal amount together with accrued interest to the date fixed for redemption (subject to the right of the registered holder on the record date for an interest payment to receive such interest). The sinking fund shall provide for the redemption on each such date of five percent of the aggregate principal amount of the Securities issued. The Company may, at its option, receive credit against sinking fund payments for Securities acquired through purchase (including under the procedures provided in paragraph 8 below), called for redemption otherwise than through the mandatory sinking fund or which have not been called for redemption through operation of the mandatory sinking fund and have been surrendered for conversion. If the amount of any sinking fund payment required to be satisfied in cash, plus any balance of any preceding sinking fund payment, is $50,000 or less, the Company shall have the right to carry over such payment to the next sinking fund payment date.

           7. The Securities of such series shall be subject to redemption otherwise than through the operation of the sinking fund described in paragraph 6 above, in whole or in part, at the option of the Company, at any time at a redemption price equal to the percentage of the principal amount set forth below if redeemed during the twelve-month period beginning February 15 in each of the following years:


                    YEAR  PERCENTAGE      YEAR        PERCENTAGE
                    ----  ----------      -----       ----------

                    1987  105.250%        1993        102.100%
                    1988  104.725         1994        101.575
                    1989  104.200         1995        101.050
                    1990  103.675         1996        100.525
                    1991  103.150         1997 and
                    1992  102.625         thereafter  100.000


      together in each case with interest accrued to the date fixed for redemption (subject to the right of the registered holder on the record date for an interest payment to receive such interest), except that such Securities may not be redeemed prior to February 15, 1989 unless the closing price (as referred to in Section 3.05(d) of the Indenture) per share of the Common Stock has equaled or exceeded 150 percent of the then effective conversion price for at least twenty trading days within thirty consecutive trading days ending not more than five trading days prior to the date the notice of redemption is mailed.

           8. (a) The holder of any Security of such series shall have the right, at his option, upon the giving of notice of the occurrence of any event described in clause (b) below, and subject to the terms and provisions hereof, to tender any Security of such series, in whole or in part, without regard to whether the Securities of such series are then otherwise redeemable, for cash in an amount equal to the principal amount of such Security plus accrued interest to the date fixed for redemption. Such redemption shall occur on the sixty-fifth day after the date of the notice provided pursuant to clause (c) below (the "Mandatory Redemption Date"). The holder's right to tender shall continue up to the sixtieth day after the date of such notice and shall be exercised by any surrender of such Security to the office or agency to be maintained by the Company pursuant to Section 5.02 of the Indenture, accompanied by written notice that the holder elects to tender such Security and (if so required by the Company or the Trustee) by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the holder or his duly authorized legal representative and transfer tax stamps or funds therefor, if required. All Securities of such series surrendered for redemption shall, if surrendered to the Company or any redemption agent, be delivered to the Trustee for cancellation and, if surrendered to the Trustee, shall be canceled by it.

           (b) The holder's right to tender under clause (a) above shall be triggered upon the occurrence of either of the following events:


                       (i) Any person or group (an "other entity"), within the
                  meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, shall attain beneficial ownership, within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, of at least 50% of the voting power for election of the Directors of the Company, unless approved in advance by a majority of the Company's Continuing Directors (as hereinafter defined), or

                       (ii) The Company, directly or indirectly, consolidates
                  or merges with any other entity or sells or leases its properties and assets substantially as an entirety to any other entity, unless approved in advance by a majority of the Company's Continuing Directors.

           A "Continuing Director" is a Director who is a member of the Board of Directors of the Company elected by stockholders prior to the time the other entity hereafter acquires in excess of 10% of the voting power for the election of Directors of the Company or Masco Corporation, as the case may be, or a person recommended to succeed a Continuing Director by a majority of the Continuing Directors.

                  (c) The Company shall file with the Trustee and shall mail, or cause the Trustee to mail, to each holder of Securities of such series at his last address appearing on the registry books of the Company, as promptly as possible but in any event not more than ten days after learning of an occurrence specified in clause (i) above or not more than ten days after an occurrence specified in clause (ii) above, a notice stating that the event specified in the notice has occurred and that each holder has the right to tender his Securities of such series for cash pursuant to the terms hereof. Upon demand to the Company at any time by the Trustee or any holder of Securities of such series, such notice shall be filed with the Trustee and mailed to each holder of Securities of such series, unless the Company can demonstrate to the Trustee's satisfaction that no event described in clause (b) has occurred. The Trustee shall not be deemed to have any knowledge of such event or any corresponding obligation with respect thereto until so notified in writing by the Company.

              (d) On or before the sixty-second day after the date of the notice provided pursuant to clause (c) above, the Company shall deposit with the Trustee or with a paying agent an amount of money sufficient to pay the principal of, and (except if the Mandatory Redemption Date shall be an interest payment date) accrued interest on, all the Securities of such series to be redeemed on the Mandatory Redemption Date.

              (e) After giving the notice of redemption as provided above, the Securities of such series to be redeemed shall, on the Mandatory Redemption Date, become due and payable at a price equal to the principal amount thereof plus accrued interest and from and after such date (unless the Company shall default in the payment of principal and accrued interest thereon) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance herewith, such Security shall be paid on the Mandatory Redemption Date by the Trustee or paying agent at a price equal to the principal amount thereof, together with accrued interest to the Mandatory Redemption Date; provided, however, that if the Mandatory Redemption Date is an interest payment date, the interest accrued to such Mandatory Redemption Date shall be payable to the holders of record of such Securities at the close of business on the relevant record date according to the provisions of the Indenture.

          If any Security to be redeemed shall not be so paid on the Mandatory Redemption Date, the principal shall, until paid, bear interest from the Mandatory Redemption Date at the rate borne by the Security.

              (f) Securities of such series may be redeemed in whole or in any integral multiple of $1,000. Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument to transfer inform satisfactory to the Company and the Trustee duly exectued by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Security without service charge, a new Security or Securities of such series, of any authorized denomination in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount.

          Unless the context otherwise requires, all provisions relating to the mandatory redemption of the Securities hereunder shall relate, in the case of Securities redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

           9. The Securities of such series shall be issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof.

           10. The Company shall receive 99% of the price of such Securities sold to the public after discount of 1%.

           11. The Securities of such series shall be convertible at any time prior to maturity, unless previously redeemed, into an aggregate maximum amount of 5,841,121 fully paid and non-assessable shares of Common Stock, par value $1 per share of the Company, at a conversion price of $42.80 per share, such number of shares of Common Stock and conversion price being subject to adjustment as provided in the Indenture.

           12. The Securities of such series shall be subordinated in right of payment to the prior payment in full of Senior Indebtedness (as defined in the Indenture).

     FURTHER RESOLVED, that the Securities of such series are declared to be issued under the Indenture and subject to the provisions thereof;

     FURTHER RESOLVED, that the Chairman of the Board or the President and the Secretary or any Assistant Secretary of this Company are authorized, on behalf of the Company and in its name and under its corporate seal (which may be in the form of a facsimile of the seal of the Company) to execute $250,000,000 aggregate principal amount of the Securities of such series (and in addition Securities to replace lost, stolen, mutilated or destroyed Securities and Securities required for exchange, substitution or transfer, all as provided in the Indenture) in fully registered form, substantially in the form of the subordinated debenture filed as exhibits to the Company's Registration Statements (Nos. 33-2374 and 33-7387) on Form S-3 filed with the Securities and Exchange Commission, with such changes and insertions therein as are appropriate to conform such debentures to the terms set forth herein, or otherwise as the respective officers executing such Securities shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidence by such officer's execution and delivery of such Securities, and to deliver such Securities to the trustee for authentication and delivery in accordance with the terms of the Indenture, and the Trustee is authorized and directed thereupon to authenticate and deliver the same to or upon the written order of this Company as provided in the Indenture;

     FURTHER RESOLVED, that the signatures of the officers of this Company so authorized to execute the Securities of such series may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced thereon, the Company for such purpose hereby adopting each such facsimile signature as binding upon it notwithstanding the fact that at the time the respective Securities shall be authenticated and delivered or disposed of, the officer so signing shall have ceased to be such officer;

     FURTHER RESOLVED, that Smith Barney, Harris Upham & Co. Incorporated and Salomon Brothers Inc. are appointed as managing underwriters for the issuance and sale of the Securities of such series, and the Chairman of the Board, the President or any Vice President of this Company is authorized, in the name and on behalf of this Company, to execute and deliver an

Underwriting Agreement, substantially in the form heretofore approved by the Board of Directors of this Company, with such managing underwriters, as representatives of such underwriters as may be selected by such managing underwriters and listed in Schedule II to such Underwriting Agreement, with such changes and insertions therein as are appropriate to conform such Underwriting Agreement to the terms set forth herein or otherwise as the respective officers executing such Underwriting Agreement shall approve and as are not inconsistent with these resolutions, such approval to be conclusively evidenced by such officer's execution and delivery of such Underwriting Agreement;

     FURTHER RESOLVED, that Citibank, N.A., the Trustee under the Indenture, is appointed trustee for Securities of such series, and as Agent of this Company for the purpose of effecting the registration, transfer, exchange and conversion of the Securities of such series as provided in the Indenture, and the corporate trust office of Citibank, N.A., in the Borough of Manhattan, City of New York is designated pursuant to the Indenture as the office or agency of this Company where such Securities may be presented for registration, transfer, exchange and conversion and where notices and demands to or upon this Company in respect of the Securities of such series and of the Indenture may be served;

     FURTHER RESOLVED, that Citibank, N.A., is appointed Paying Agent of this Company for the payment of principal of and premium, if any, and interest on the Securities of such series, and the corporate trust office of Citibank, N.A., is designated, pursuant to the Indenture, as the office or agency of this Company where such Securities may be presented for payment; and

     FURTHER RESOLVED, that each of the officers of this Company is authorized and directed, on behalf of this Company and in its name, to do or cause to be done all such acts and things as they or he may deem necessary or advisable, to effect the sale and delivery of the Securities of such series pursuant to the Underwriting Agreement and otherwise to carry out the obligations of this Company under the Underwriting Agreement, and to do or cause to be done all such acts and things and to execute and deliver all such documents as they or he deem necessary or advisable in connection with the execution and delivery of the Underwriting Agreement and the execution, authentication and delivery of such Securities (including, without limiting the generality of the foregoing, delivery to the Trustee of such Securities for authentication and of requests or orders for the authentication and delivery of Securities).

     REGISTERED
REGISTERED

     R

                      MASCO CORPORATION CUSIP 574599 AG 1
               5 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2012

     Masco Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received, hereby promises to pay to SEE REVERSE FOR CERTAIN DEFINITIONS


             5 1/4 %               5 1/4%

             DUE                    DUE

             2012                  2012


or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the principal sum of

     DOLLARS
on February 15, 2012, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on February 15 and August 15 of each year, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from February 15 or August 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures since the original issue date (as defined in the Indenture referred to on the reverse hereof) of this Debenture, in which case from February 23, 1987, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after February 1 or August 1, as the case may be, and before the following February 15 or August 15, this Debenture shall bear interest from such February 15 or August 15; provided, however, that if the Company shall default in the payment of interest on such February 15 or August 15, then this Debenture shall bear interest from the next preceding February 15 or August 15 to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for the Debentures since the original issue date (as defined in such Indenture) of the Debenture, from February 23, 1987. The interest so payable on any February 15 or August 15 will, subject to certain exceptions provided in such Indenture, be paid to the person in whose name this Debenture is registered at the close of business on the February 1 or August 1, as the case may be, next preceding such February 15 or August 15, whether or not such February 1 or August 1 is a business day, and may, at the option of the Company, be paid by check mailed to the registered address of such person.
     Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.


     In Witness Whereof, Masco Corporation, has caused this instrument to be executed in its corporate name by the facsimile signature of its Chairman of the Board or its President and imprinted with a facsimile of its corporate seal, attested by the facsimile signature of its Secretary or an Assistant Secretary.

                     CERTIFICATE OF AUTHENTICATION

              This is one of the Securities of the series designated therein referred
to in the within-mentioned Indenture.                                                            Dated
          Masco Corporation

                         CITIBANK, N.A.                                                                     Attest:
                         By:

By                                                         as Trustee

                                                           Authorized Officer                             Secretary
                                       Chairman of the Board




[Masco Corporation Corporate Seal Delaware]













                               MASCO CORPORATION
               5 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2012

     This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of December 1, 1982 (herein called the "Indenture"), duly executed and delivered by the Company to Citibank, N.A., Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the 5 1/4% Convertible Subordinated Debentures Due 2012 of the Company, limited in aggregate principal amount to $250,000,000.
     Subject to the provisions of the Indenture, the Holder of this Debenture is entitled, at his option, at any time on or before February 15, 2012

(except that, in case this Debenture or any portion hereof shall be called for redemption, such right shall terminate with respect to this Debenture or portion hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture, unless the Company shall default in the payment due upon redemption thereof), to convert the principal amount of this Debenture (or any portion hereof which is $1,000 or an integral multiple thereof), into shares of the Common Stock of the Company (calculated to the nearest 1/100th of a share), as said shares shall be constituted at the Date of Conversion, at the Conversion Price of $42.80 principal amount of Debentures for each share of Common Stock, or at the adjusted Conversion Price in effect at the Date of Conversion determined as provided in the Indenture, upon surrender of this Debenture, together with the conversion notice hereon duly executed, to the Company at the designated office or agency of the Company in the Borough of Manhattan, The City of New York, accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by his duly authorized attorney in writing. Such surrender shall, if made during any period beginning at the close of business on a record date and ending at the opening of business on the interest payment date next following such record date (unless this Debenture or the portion being converted shall have been called for redemption on a redemption date during such period) also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the principal amount of this Debenture then being surrendered for conversion. Except as aforesaid no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the market value of such fractional interest as provided in the Indenture.
     The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the principal of (and premium, if any) and interest on all Senior Indebtedness as defined in the Indenture, and this Debenture is issued subject to such provisions and each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions, and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate as between the Holders of the Debentures and the holders of Senior Indebtedness the subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.
     In case an Event of Default with respect to the 5 1/4% Convetible Subordinated Debentures Due 2012 shall have occurred and be continuing, the principal hereof may be delcared, and upon such delcaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminatingany of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holder of the Securities of each such series; provided, however, that no such supplemental indenture shall (I) extend the final maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that hereinbefore provided, or impair the right to convert the 5 1/4% Convertible Subordinated Debentures Due 2012 into Common Stock on the terms defined in the Indenture, or impair or affect the right of any Holder to institute suit for payment thereof or the right of repayment, if any, at the option of the Holder, or modify any of the provisions of the Indenture relating to the subordination of the Securities in a manner adverse to the Holders thereof, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid principal amount of Securities of all series to be affected, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities so affected then outstanding.
     The Debentures are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000. In the manner and subject to the limitations provided in the Indenture, but without the payment of any charge (except for any tax or other governmental charge imposed in connection therewith), Debentures may be exchanged for an equal aggregate principal amount of Debentures of other authorized denominations at the office or agency of the Company for such exchange in the Borough of Manhattan, The City of New York or at such other location or locations as may be provided for pursuant to the Indenture.
     The Debentures may be redeemed at the option of the Company as a whole, or from time to time in part, on any date prior to maturity, upon mailing a notice of such redemption not less than thirty nor more than sixty days prior to the date fixed for redemption to the Holders of Debentures at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed in percentages of the principal amount to be redeemed) together in each case with accrued interest to the date fixed for redemption; provided, however, that id the date fixed for redemption of any Debenture is an interest payment date, then the regular semi-annual payment of interest becoming due on such date shall be payable to the registered Holder of such Debenture at the close of business on the applicable record date.
     If redeemed during the twelve-month period beginning February 15,
     Year              Percentage            Year             Percentage

     1987.............. 105.250%            1993............    102.100%
     1988.............. 104.725             1994............    101.575
     1989.............. 104.200             1995............    101.050
     1990.............. 103.675             1996............    100.525
     1991.............. 103.150             1997 and thereafter 100.000
     1992.............. 102.625

except that the Debentures may not be so redeemed prior to February 15, 1989, unless for a period of twenty trading days within thirty consecutive trading days ending not more than five trading days prior to the date the notice of redemption is mailed, the closing price per share (as referred to in the Indenture) of Common Stock of the Company shall have been at least 150% of the Conversion Price in effect on each such day.
     The Debentures are also subject to redemption in part, through the operation of the sinking fund provided for in the Indenture, on each February 15, commencing on February 15, 1998 and continuing to and including February
15, 2011, on notice as set forth above and at 100% of the principal amount thereof (the sinking fund redemption price), together with accrued interest to the date fixed for redemption.
     The Holder of this Debenture will have the option, upon the occurrence of either of the events specified in clauses (i) or (ii) below, for a specified period of sixty days, to require the Company to redeem the principal amount of this Debenture (or any portion thereof which is $1,000 or an integral multiple thereof), at a redemption price equal to the principal amount to be redeemed, plus accrued interest to the date of redemption: (i) any person or group (an "other entity"), within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, attains beneficial ownership, within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, of at least 50% of the voting power for election of the Directors of the Company unless approved in advance by a majority of the Company's Continuing Directors (as hereinafter defined), or (ii) the Company consolidates or merges with or sells or leases its properties and assets substantially as an entirety to any other entity unless approved in advance by a majority of the Company's Continuing Directors. A "Continuing Director" is a Director who is a member of the Board of Directors of the Company elected by stockholders prior to the time the other entity hereafter acquires in excess of 10% of the voting power for the election of Directors of the Company, or a person recommended to succeed a Con tinuing Director by a mojority purpose. In case an Event of Default with respect to the 5 1/4% Convertible Subordinated Debentures Due 2012 shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding of all series to be affected (voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (I) extend the final maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that hereinbefore provided, or impair the right to convert the 5 1/4% Convertible Subordinated Debentures Due 2012 into Common Stock on the terms defined in the Indenture, or impair or affect the right of any Holder to institute suit for payment thereof or the right of repayment, if any, at the option of the Holder, or modify any provisions of the Indenture relating to the subordination of the Securities in a manner adverse to the Holders thereof, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid principal amount of Securities of all series to be affected, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Securities so affected then outstanding. It is also provided in the Indenture that, with respect to certain defaults of Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding (or, in the case of certain defaults or Events of Default, all the Securities) may on behalf of the holders of all of the Securities of such series (or all the Securities, as the case may be) waive any such past default or Event of Default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest, if any, on any of the Securities. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or transfer hereof or in substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures. No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed. Continuing Director by a majority of the Continuing Directors.

   Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company for such registration in the Borough of Manhattan, The City of New York, or any other location or locations as may be provided for pursuant to the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

   The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of or on account of the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any such agent shall be affected by any notice to the contrary. All payments made to or upon the order of such Holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Debenture.

   No recourse for the payment of the principal of, or premium, if any, or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

   All terms used in this Debenture which are defined in the Indenture shall have the respective meanings ascribed to them herein.

   This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of that State.




TO MASCO CORPORATION:

   The undersigned owner of this Debenture hereby irrevocably exercises the option to convert this Debenture into shares of Common Stock of the Company in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this Debenture.

Dated____________________________________________

____________________________________________________                  Signature


     Fill in for registration of shares of Common Stock and Debentures if to be issued otherwise than to the registered holder.

_________________________________________________________________

__________________________________________________
     (Name)                                            Social Security or other

Taxpayer Identifying Number

___________________________________________
              (Address)

______________________________________________________________________________
     Please print name and address (including zip code number)

     The following abbreviations, where such abbreviations appear on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM             --as tenants in common             UNIF GIFT MIN ACT--
 .......................Custodian....................
     TEN ENT                            --as tenants by the entireties

(Cust)                                  (Minor)
     JT TEN                             --as joint tenants with right of
under Uniform Gifts to Minors
                                        survivorship and not as tenants

Act..................................
                                        in common

(State)
                                        Additional abbreviations may also be
                                        used though not in the above list.










  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE




_______________________________________________________________________________

_______________________________________________________________________________
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________
the within Debenture of MASCO CORPORATION and hereby does irrevocably constitute and appoint


            Attorney
_______________________________________________________________________________
to transfer the said Debenture on the books of the within-named Company, with full power of substitution in the premises.

_______________________________________________________________________________


Dated_______________________________________________
______________________________________________________________________

                                              NOTICE: THE SIGNATURE TO THIS
ASSESSMENT MUST CORRESPOND WITH THE NAME
     AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                                      ALTERATION OR ENLARGEMENT
 OR ANY CHANGE WHATEVER.